Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Taxes
15.	Income Taxes

The Company’s operations are conducted through its various subsidiaries in a number of countries throughout the world. The Company has provided for income taxes based upon the tax laws and rates in the countries in which operations are conducted and income is earned. For the three and six months ended June 30, 2013, Tronox Limited was the public parent registered under the laws of the State of Western Australia. For the three months ended June 30, 2012 and from June 15, 2012 through June 30, 2012, Tronox Limited was the public parent; however, prior to June 15, 2012, Tronox Incorporated was the public parent, a Delaware corporation registered in the United States.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Income tax benefit (provision)	$(1)	$84	$(2)	$66
Income (Loss) before Income Taxes	$—	$1,060	$(44)	$1,164
Effective tax rate	—%	(8)%	(5)%	(6)%

The effective tax rates for the three months and the six months ended June 30, 2013, differ from the Australian statutory rate of 30% primarily due to withholding tax accruals, valuation allowances in the United States, and income in foreign jurisdictions taxed at rates different than 30%.

The negative effective tax rates for 2012 differ from the U.S. statutory rate of 35% primarily as a consequence of the Company re-domiciling in Australia. Because the Australian tax laws provide for a resetting of the tax basis of the business assets to market value, the Company recorded a tax benefit related to this market value basis adjustment. The overall tax benefit from this basis adjustment was partially offset by a valuation allowance established for the portion of the tax benefit which the Company believes will not be realized. Because this basis change did not pertain to an entity acquired in the Transaction, this net tax benefit was recorded through tax expense and did not impact the Company’s gain on bargain purchase.

Additionally, the 2012 periods shown above were impacted by valuation allowances in the United States, income in foreign jurisdictions taxed at rates lower than 35%, and the Company’s gain on the bargain purchase, which was recorded net of the financial tax impact and is not subject to income tax in any jurisdiction.

The application of business combination accounting on June 15, 2012 resulted in the re-measurement of deferred income taxes associated with recording the assets and liabilities of acquired entities at fair value pursuant to ASC 805. As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740, Income Taxes (“ASC 740”), of $205 million as part of the Company’s gain on bargain purchase. The Company does not believe an ownership change occurred as a result of the Transaction.

The Company continues to maintain a valuation allowance related to the net deferred tax assets in the United States. Future provisions for income taxes will include no tax benefits with respect to losses incurred and tax expense only to the extent of current alternative minimum tax and state tax payments until the valuation allowance in the United States is eliminated. ASC 740 requires that all available positive and negative evidence be weighted to determine whether a valuation allowance should be recorded.

17. Income Taxes

The Company’s operations are conducted through its various subsidiaries in a number of countries throughout the world. The Company has provided for income taxes based upon the tax laws and rates in the countries in which operations are conducted and income is earned. For the year ended December 31, 2012, Tronox Limited is the public parent registered under the laws of the State of Western Australia. For the year ended December 31, 2011, one month ended January 31, 2011 and year ended December 31, 2010, Tronox Incorporated was the public parent, a Delaware corporation, registered in the United States. Income (loss) from continuing operations before income taxes is comprised of the following:

	Successor		Predecessor
	Year Ended December 31, 2012	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31, 2010
Australia	$1,019	$70	$107	$2
United States	10	120	497	(10)
Other	(21)	72	28	15

Total	$1,008	$262	$632	$7

The income tax benefit (provision) from continuing operations is summarized below:

	Successor		Predecessor
	Year Ended December 31, 2012	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31, 2010
Australian:
Current	$(28)	$(1)	$—	$(6)
Deferred	124	(4)	(1)	5
U.S. Federal & State:
Current	(9)	—	—	—
Deferred	—	—	—	—
Other:
Current	—	(14)	—	(1)
Deferred	38	(1)	—	—

Total benefit(provision) from continuing operations	$125	$(20)	$(1)	$(2)

In the following table, the applicable statutory income tax rates are reconciled to the Company’s effective income tax rates for “Income (Loss) from Continuing Operations” as reflected in the Consolidated Statements of Operations.

	Successor		Predecessor
	Year Ended December 31, 2012	Eleven Months Ended December 31, 2011	One Month Ended January 31, 2011	Year Ended December 31, 2010
Statutory tax rate	30%	35%	35%	35%
Increases (decreases) resulting from:
Tax rate differences	(6)	(5)	—	93
Foreign exchange	—	—	—	39
Disallowable expenditures	(1)	7	—	166
Foreign interest disallowance	—	2	—	61
Gain on bargain purchase (net of tax)	(31)	—	—	—
Resetting of tax basis to market value	(7)	—	—	—
Permanent adjustment for fresh start (net of tax)	—	—	(29)	—
Prior year accruals	—	(1)	—	23
Change in uncertain tax positions	—	(6)	—	54
U.S. state income taxes	—	2	—	(15)
Valuation allowances	(1)	(25)	(1)	(427)
Withholding taxes	2	—	—	—
Other, net	2	(1)	(5)	1

Effective tax rate	(12%)	8%	0%	30%

The application of business combination accounting on June 15, 2012, resulted in the remeasurement of deferred income taxes associated with recording the assets and liabilities of the acquired entities at fair value pursuant to ASC 805. As a result, deferred income taxes of $185 million were recorded in accordance with ASC 740.

Additionally, certain subsidiaries of the Company re-domiciled in Australia subsequent to the Transaction. Because the Australian tax laws provide for a resetting of the tax basis of the business assets to market value, the Company recorded a tax benefit related to this market value basis adjustment. The overall tax benefit from this basis adjustment increase was partially offset by a valuation allowance. Because this basis change did not pertain to an entity acquired in the Transaction, this net tax benefit was recorded through tax expense and did not impact the Company’s gain on bargain purchase.

The application of fresh-start accounting on January 31, 2011, resulted in the re-measurement of deferred income tax liabilities associated with the revaluation of Tronox Incorporated and subsidiaries’ assets and liabilities pursuant to ASC 852. As a result, deferred income taxes were recorded at amounts determined in accordance with ASC 740 of $12 million as part of reorganization income. Additionally, during 2011, Tronox Incorporated released valuation allowances against certain of its deferred tax assets in the Netherlands and Australia resulting from this re-measurement.

For U.S. federal income tax purposes, typically the amount of cancellation of debt income (“CODI”) recognized, and accordingly the amount of tax attributes that may be reduced, depends in part on the fair market value of non-cash consideration given to creditors. On Tronox Incorporated’s date of emergence, the fair market value of non-cash consideration given was such that the creditors received consideration in excess of their claims. For this reason, Tronox Incorporated did not recognize any CODI and retained all of its U.S. tax attributes. In addition, Tronox Incorporated reflected a tax deduction for the premium paid to the creditors of $1,130 million. This deduction will increase the Company’s net operating losses (“NOL’s”) in the United States and in various states where the Company has filing requirements. The resulting federal tax benefit of $395 million and the estimated corresponding state tax benefit of $51 million, net of the deferred federal effect, have been fully offset by a valuation allowance in accordance with ASC 740, after considering all available positive and negative evidence. Because the financial offset for the consideration given to creditors was recorded through equity, neither the tax benefits nor the offsetting valuation allowance impacts were shown in the effective tax rate calculations. Instead, the excess tax benefit, which netted to zero with the valuation allowance, was reflected as an equity adjustment.

The Company does not believe an ownership change occurred as a result of the Transaction. Upon the Company’s emergence from bankruptcy in the period ended January 31, 2011 the Company experienced an ownership change resulting in a limitation under IRC Sections 382 and 383 related to its U.S. NOL’s generated prior to emergence from bankruptcy. The Company does not expect that the application of these limitations will have any material affect upon its U.S. federal or state income tax liabilities.

Net deferred tax assets (liabilities) at December 31, 2012 and 2011 were comprised of the following:

	Successor
	December 31, 2012	December 31, 2011
Deferred tax assets:
Net operating loss and other carryforwards	$664	$495
Property, plant and equipment	197	6
Reserves for environmental remediation and restoration	31	6
Obligations for pension and other employee benefits	79	57
Investments	31	34
Grantor trusts	109	123
Inventory	2	4
Interest	24	—
Other accrued liabilities	50	16
Long-term notes payable	52	—
Unrealized foreign exchange losses	10	1
Other	8	1

Total deferred tax assets	1,257	743
Valuation allowance associated with deferred tax assets	(753)	(561)

Net deferred tax assets	504	182

Deferred tax liabilities:
Property, plant and equipment	(386)	(67)
Intangibles	(110)	(118)
Inventory	(22)	(1)
Other	(8)	(2)

Total deferred tax liabilities	(526)	(188)

Net deferred tax asset (liability)	$(22)	$(6)

Balance sheet classifications:
Deferred tax assets—current	$114	$4
Deferred tax assets—long-term	91	9
Deferred tax liability—current	(5)	—
Deferred tax liability—long-term	(222)	(19)

Net deferred tax asset	$(22)	$(6)

During the years ended December 31, 2012 and 2011, the total change to the valuation allowance was an increase of $192 million and an increase of $215 million, respectively.

The deferred tax assets generated by tax loss carryforwards have been partially offset by valuation allowances. The expiration of these carryforwards at December 31, 2012, is shown below. These expiration amounts are comprised of Australian, United States, state, and other jurisdictional losses.

	Australia	U.S. Federal	U.S. State	Other	Tax Loss Carryforwards Total
2013	$—	$—	$—	$22	$22
2014	—	—	—	52	52
2015	—	—	—	31	31
2016	—	—	11	6	17
2017	—	—	—	3	3
Thereafter	253	1,226	1,431	322	3,232

Total tax losses	$253	$1,226	$1,442	$436	$3,357

At December 31, 2012, Tronox Limited, the new Australian holding company, has no undistributed earnings of foreign subsidiaries. Tronox Incorporated has certain foreign subsidiaries with undistributed earnings which total $199 million. The Company has made no provision for deferred taxes for these undistributed earnings because they are considered to be indefinitely reinvested outside of the parents’ taxing jurisdictions. The distribution of these earnings in the form of dividends or otherwise may subject the Company to U.S. federal and state income taxes and potentially to foreign withholding taxes. However, because of the complexities of taxation of foreign earnings, it is not practicable to estimate the amount of additional tax that might be payable on the eventual remittance of these earnings to their parent corporations.

The Company continues to maintain a valuation allowance related to the net deferred tax assets in the United States. Future provisions for income taxes will include no tax benefits with respect to losses incurred and tax expense only to the extent of current alternative minimum tax and state tax payments until the valuation allowance in the United States is eliminated. ASC 740 requires that all available positive and negative evidence be weighted to determine whether a valuation allowance should be recorded.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for 2012 is as follows:

Successor 2012
Balance at January 1	$2
Additions for tax positions related to prior year	2

Balance at December 31	$4

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

2011
Predecessor: Balance at January 1	$13

Successor: Balance at January 31	13
Additions for tax positions related to the current year	1
Decrease due to settlements	(3)
Decrease due to lapse of applicable statute of limitations	(9)

Successor: Balance at December 31	$2

Included in the balance at December 31, 2012 and 2011, were tax positions of $1 million and $1 million, respectively, for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The net benefit associated with approximately $3 million and $1 million of the December 31, 2012 and 2011 reserve, respectively, for unrecognized tax benefits, if recognized, would affect the effective income tax rate.

As a result of potential settlements, it is reasonably possible that the Company’s gross unrecognized tax benefits for interest deductibility may decrease within the next twelve months by an amount up to $4 million.

The Company recognizes interest and penalties related to unrecognized tax benefits in “Income tax benefit (provision)” on the Consolidated Statements of Operations. During the year ended December 31, 2012, eleven months ended December 31, 2011, one month ended January 31, 2011, and year ended December 31, 2010, the Company recognized approximately $0 million, $(10) million, $0 million, and $2 million, respectively, in gross interest and penalties in the Consolidated Statement of Operations. At December 31, 2012 and 2011, the Company had no remaining accruals for the gross payment of interest and penalties related to unrecognized tax benefits and the noncurrent liability section of the Consolidated Balance Sheet reflected $4 million and $2 million, respectively, as the reserve for uncertain tax positions.

The Australian returns of the Company are closed through 2004. The U.S. returns are closed for years through 2008, with the exception of issues for which the Kerr-McGee Corporation refund claim is being pursued in the United States Court of Federal Claims. The Netherlands returns are closed through 2005. The Switzerland returns are closed through 2009. In accordance with the Transaction Agreement, the Company is not liable for income taxes of the acquired companies with respect to periods prior to the Transaction Date.

The Company believes that it has made adequate provision for income taxes that may be payable with respect to years open for examination; however, the ultimate outcome is not presently known and, accordingly, additional provisions may be necessary and/or reclassifications of noncurrent tax liabilities to current may occur in the future.